UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                           THE SECURITIES ACT OF 1934


Date of Report (Date of earliest event reported) April 13, 1998
                                                 --------------

                           PRAEGITZER INDUSTRIES, INC.


           Oregon                        34-027932               93-0790158
--------------------------------------------------------------------------------
(State or other jurisdiction of         (Commission            (IRS Employer
 incorporation or organization)           File No.)          Identification No.)


1270 SE Monmouth Cut Off Rd., Dallas, OR                         97338-9532
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)


                                 (503) 623-1000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                    No Change
--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

Item 7.  Financial Information, Pro Forma Financial Information and Exhibits
----------------------------------------------------------------------------

(a)  Financial Statements of Business Acquired.

     Pages 5 through 10 of this Form 8-K/A contain the audited balance sheets of Likom PCB Sdn. Bhd. for the two years ended June 30, 1997 and the related statements of operations and cash flows for the three years ended June 30, 1997.


(b)  Pro Forma Financial Information.

     Pages 11 through 15 of this Form 8-K/A contain the unaudited Pro Forma Balance Sheet at March 31, 1998, Statement of Operations for year ended June 30, 1997, and Statement of Operations for the nine months ended March 31, 1998 for the Registrant and Likem PCB Sdn. Bh.

(c)  Exhibits.

     *2.1 Stock Purchase Agreement, dated as of September 24, 1997, between Praegitzer Industries, Inc. and Likom PCB Sdn. Bhd.

     *2.2 List of omitted schedules to Stock Purchase Agreement, dated as of September 24, 1997, between Praegitzer Industries, Inc. and Likom PCB Sdn. Bhd.

     23.1   Consent of Ong Boon Bah & Co., independent auditors

-------------------

     *Filed previously.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: June 29, 1998

                                       PRAEGITZER INDUSTRIES, INC.



                                       By: SCOTT GILBERT
                                           -------------------------------------
                                           Scott Gilbert
                                           Treasurer

                                  EXHIBIT INDEX


                                                                      Sequential
Exhibit No.                     Description                             Page No.
-----------                     -----------                           ----------

  *2.1        Stock Purchase Agreement, dated as of September 24,
              1997, between Praegitzer Industries, Inc. and Likom
              PCB Sdn. Bhd.

  *2.2        List of omitted schedules to Stock Purchase
              Agreement, dated as of September 24, 1997, between Praegitzer Industries, Inc. and Likom PCB Sdn. Bhd.

  23.1        Consent of Ong Boon Bah & Co., independent auditors

--------------

     *Filed previously.

INDEPENDENT AUDITORS' REPORT


Board of Directors
Likom PCB Sdn Bhd
Kuala Lumpur, Malaysia

We have audited the accompanying balance sheets of Likom PCB Sdn Bhd as of June 30, 1997 and 1996, and the related statements of operations and cash flows for the three years ended June 30, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements present fairly, in all material respects, the financial position of Likom PCB Sdn Bhd as of June 30, 1997 and 1996, and the results of its operations and its cash flows for the three years ended June 30, 1997 in conformity with generally accepted accounting principles.



ONG BOON BAH & CO.

ONG BOON BAH & CO.

Kuala Lumpur, Malaysia
June 29, 1998

LIKOM PCB SDN BHD
(Incorporated in Malaysia)

BALANCE SHEETS
JUNE 30, 1997 AND 1996
-----------------------------------------------------------------------------------------------------------------


ASSETS                                                                                  1997                 1996
CURRENT ASSETS:
  Cash and cash equivalents                                                     $     94,152         $        472
  Accounts receivable, net of allowance for doubtful accounts
    of $58,345 (Note 2)                                                              700,745            2,238,756
  Inventories (Note 4)                                                               382,477              684,237
  Deferred tax assets                                                              4,441,952            3,194,033
  Prepaid expenses                                                                    26,345               31,673
                                                                                ------------         ------------

           Total current assets                                                    5,645,671            6,149,171

PLANT, EQUIPMENT, AND MOTOR VEHICLES, Net (Note 4)                                 4,657,713            8,095,307

LONG-TERM INVESTMENT                                                                  16,214                  341
                                                                                ------------         ------------

TOTAL                                                                           $ 10,319,598         $ 14,244,819
                                                                                ============         ============

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable                                                              $    282,036         $    245,439
  Other current liabilities                                                        1,018,575              610,319
  Current portion of long-term obligation                                          1,111,666            1,136,255
                                                                                ------------         ------------

           Total current liabilities                                               2,412,277            1,992,013

LONG-TERM DEBT OBLIGATION, Net of current portion                                  1,480,779            2,560,232

DEFERRED TAX LIABILITIES                                                             158,007              555,066

SHAREHOLDERS' EQUITY:
  Common stock - 50,000,000 shares authorized and 42,740,000
    shares issued                                                                 16,963,684           17,116,541
  Retained earnings (deficit)                                                    (10,695,149)          (7,979,033)
                                                                                ------------         ------------

           Total shareholders' equity                                              6,268,535            9,137,508
                                                                                ------------         ------------

TOTAL                                                                           $ 10,319,598         $ 14,244,819
                                                                                ============         ============


See notes to financial statements.

LIKOM PCB SDN BHD
(Incorporated in Malaysia)

STATEMENTS OF OPERATIONS
YEARS ENDED JUNE 30, 1997, 1996, AND 1995
------------------------------------------------------------------------------------------------------------------------


                                                                    1997                    1996                    1995
REVENUE                                                     $  3,615,256            $  2,549,748            $    980,650

COST OF GOODS SOLD                                             8,927,138               5,675,798               4,958,966
                                                            ------------            ------------            ------------

           Gross loss                                         (5,311,882)             (3,126,050)             (3,978,316)

SELLING, GENERAL, AND
  ADMINISTRATIVE EXPENSE                                        (865,627)             (1,369,898)               (538,389)
                                                            ------------            ------------            ------------

OPERATING LOSS                                                (6,177,509)             (4,495,948)             (4,516,705)
                                                            ------------            ------------            ------------

OTHER INCOME (EXPENSE):
  Interest expense                                              (349,081)               (321,951)               (147,153)
  Other income                                                 2,070,675                 103,738                  81,400
                                                            ------------            ------------            ------------

           Total other income (expense)                        1,721,594                (218,213)                (65,753)
                                                            ------------            ------------            ------------

LOSS BEFORE INCOME TAXES                                      (4,455,915)             (4,714,161)             (4,582,458)

INCOME TAXES                                                   1,668,545               1,289,388               1,382,239
                                                            ------------            ------------            ------------

NET LOSS                                                    $ (2,787,370)           $ (3,424,773)           $ (3,200,219)
                                                            ============            ============            ============


See notes to financial statements.

LIKOM PCB SDN BHD
(Incorporated in Malaysia)

STATEMENTS OF CASH FLOWS
YEARS ENDED JUNE 30, 1997, 1996, AND 1995
-------------------------------------------------------------------------------------------------------------------------------


                                                                                 1997                1996                1995
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                               $ (2,787,370)       $ (3,424,773)       $ (3,200,219)
                                                                         ------------        ------------        ------------
  Adjustments to reconcile net loss to net cash
    provided by operating activities:
      Depreciation                                                          3,390,522             958,115             450,035
      Loss on disposal of fixed assets                                          4,332                   -               3,293
      Gain on disposal of quoted investment                                         -                   -             (25,272)
      Deferred tax                                                         (1,668,545)         (1,289,388)         (1,382,239)
      Changes in operating assets and liabilities:
        Receivables                                                         1,515,320          (1,837,449)          3,036,048
        Inventory                                                             295,649            (155,955)           (503,370)
        Accounts payable                                                       38,789            (177,775)            308,449
        Accrued payroll and related benefit                                    (2,855)             (1,141)                  -
        Other current liabilities                                            (556,525)         (7,181,655)          6,566,465
                                                                         ------------        ------------        ------------

           Net cash provided by operating activities                          229,317         (13,110,021)          5,253,190
                                                                         ------------        ------------        ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of fixed assets                                                    (97,902)           (760,232)         (5,473,757)
  Purchase of investment                                                      (15,877)                  -                   -
  Proceeds from disposal of fixed assets                                       68,348                   -              24,594
  Proceeds from disposal of investment                                              -                   -              31,835
                                                                         ------------        ------------        ------------

           Net cash used in investing activities                              (45,431)           (760,232)         (5,417,328)
                                                                         ------------        ------------        ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Addition (reduction) in short-term borrowing                                      -            (105,007)            200,764
  Proceeds from issuance of shares                                            (90,201)         13,912,696                   -
                                                                         ------------        ------------        ------------

           Net cash provided by (used in) financing activities                (90,201)         13,807,689             200,764
                                                                         ------------        ------------        ------------

INCREASE IN CASH AND CASH EQUIVALENTS                                          93,685             (62,564)             36,626

CASH AND CASH EQUIVALENTS, BEGINNING
  OF YEAR                                                                         467              63,036              27,936
                                                                         ------------        ------------        ------------

CASH AND CASH EQUIVALENTS, END OF YEAR                                   $     94,152        $        472        $     64,562
                                                                         ============        ============        ============


See notes to financial statements.

LIKOM PCB SDN BHD
(Incorporated in Malaysia)

NOTES TO FINANCIAL STATEMENTS
YEARS ENDED JUNE 30, 1997, 1996, AND 1995
--------------------------------------------------------------------------------


1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Nature of Business - Likom PCB Sdn Bhd is incorporated in Malaysia, and its principal business is the manufacturing of printed circuit boards.

     Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

     Revenue Recognition - Revenue is recognized when goods are sold.

     Inventories are stated at the lower of cost or market.

     Cash and Cash Equivalents includes all cash and short-term debt instruments, including nonrestricted certificates of deposit, purchased with an original maturity of three months or less.

     Plant, Equipment, and Motor Vehicles - Depreciation of plant, equipment, and motor vehicles is provided on the straight-line method based on the estimated useful lives of the individual assets, primarily 3 to 10 years.

     Investments with maturities greater than one year are classified as long-term investments.

2.   ACCOUNTS RECEIVABLE

                                                                      June 30,
                                                 --------------------------------------------------
                                                        1997                1996               1995
     Trade                                       $   663,545         $   605,556        $   311,447
     Other                                            37,200           1,633,200            112,375
                                                 -----------         -----------        -----------

          Total accounts receivable              $   700,745         $ 2,238,756        $   423,822
                                                 ===========         ===========        ===========

3.   INVENTORIES

     Inventories consist of the following:

                                                                      June 30,
                                                 --------------------------------------------------
                                                        1997                1996               1995
     Raw materials                               $   210,543         $   314,493        $   303,197
     Work-in-process                                  31,526             187,024            182,943
     Finished goods                                  140,408             182,720             54,927
                                                 -----------         -----------        -----------

          Total inventories                      $   382,477         $   684,237        $   541,067
                                                 ===========         ===========        ===========


4.   PLANT, EQUIPMENT, AND MOTOR VEHICLES

                                                   Useful                                June 30,
                                                    Life            --------------------------------------------------
                                                   (Years)                 1997                1996               1995

     Plant and machinery                          2-1/2 to 10       $ 8,895,790         $ 8,824,129        $ 8,447,599
     Furniture, fitting, and equipment              3 to 10             294,297             432,656            270,269
     Computers                                         5                 97,087              95,077             81,679
     Motor vehicles                                    5                 43,881             138,484            141,837
                                                                    -----------         -----------        -----------

                                                                      9,331,055           9,490,346          8,941,384
     Less: Accumulated depreciation                                  (4,673,342)         (1,395,039)          (447,500)
                                                                    -----------         -----------        -----------

          Plant, equipment, and motor vehicles                      $ 4,657,713         $ 8,095,307        $ 8,493,884
                                                                    ===========         ===========        ===========



                                   * * * * * *

PRAEGITZER INDUSTRIES, INC.

PRO FORMA BALANCE SHEET
MARCH 31, 1998
(Unaudited) (Amounts in Thousands)
------------------------------------------------------------------------------------------------------------------------


                                                          Praegitzer                                           Pro forma
                                                          Industries,        Likom PCB        Pro forma         March 31,
ASSETS                                                           Inc.          Sdn Bhd      Adjustments             1998
                                                          -----------      -----------      -----------      -----------
CURRENT ASSETS:
  Cash and cash equivalents                               $       390      $       125      $         -      $       515
  Receivables                                                  26,880              637                -           27,517
  Inventories                                                  15,331              559                -           15,890
  Prepaid expenses                                              1,409              501                -            1,910
                                                          -----------      -----------      -----------      -----------

       Total current assets                                    44,010            1,822                -           45,832

PROPERTY, PLANT, AND EQUIPMENT, Net                            78,832            2,872                -           81,704

OTHER ASSETS                                                   13,549               11                -           13,560
                                                          -----------      -----------      -----------      -----------

TOTAL                                                     $   136,391      $     4,705      $         -      $   141,096
                                                          ===========      ===========      ===========      ===========

LIABILITIES AND EQUITY

CURRENT LIABILITIES:
  Bank overdraft                                          $     4,506      $         -      $         -      $     4,506
  Accounts payable                                              9,959              677                -           10,636
  Accrued payroll and related benefits                          4,003            1,336                -            5,339
  Other current liabilities                                     1,199            1,218                -            2,417
  Current portion of long term obligations                      4,642            2,976                -            7,618
                                                          -----------      -----------      -----------      -----------

       Total current liabilities                               24,309            6,207                -           30,516

Long term obligations                                          65,106                -                -           65,106
Deferred tax liability                                          2,899                -                -            2,899
Other liabilities                                                  71                -                -               71
Minority interest                                                   -                -             (736) (2)        (736)

SHAREHOLDERS' EQUITY:
  Common stock                                                 42,324           11,247          (12,013) (2)      41,558
  Retained earnings                                             1,682          (12,749)          12,749  (2)       1,682
                                                          -----------      -----------      -----------      -----------

       Total shareholders' equity                              44,006           (1,502)             736           43,240
                                                          -----------      -----------      -----------      -----------

TOTAL                                                     $   136,391      $     4,705      $         -      $   141,096
                                                          ===========      ===========      ===========      ===========

PRAEGITZER INDUSTRIES, INC.

PRO FORMA STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 1997
(Unaudited) (Amounts in Thousands)
------------------------------------------------------------------------------------------------------------------------


                                                          Praegitzer                                           Pro forma
                                                          Industries,        Likom PCB        Pro forma          June 30,
                                                                 Inc.          Sdn Bhd      Adjustments             1997
                                                          -----------      -----------      -----------      -----------
Revenue                                                   $   147,947      $     3,615      $         -      $   151,562
Cost of goods sold                                            122,013            8,927                -          130,940
                                                          -----------      -----------      -----------      -----------

       Gross profit (loss)                                     25,934           (5,312)               -           20,622

Selling, general and administrative expense                    19,188              866                -           20,054
Impairment and in-process technology expense                   11,650                -                -           11,650
                                                          -----------      -----------      -----------      -----------

EARNINGS (LOSS) FROM OPERATIONS                                (4,904)          (6,178)               -          (11,082)

Interest expense                                                2,295              349                -            2,644
Other income                                                      568            2,071                -            2,639
Minority interest loss                                              -                -            1,366 (1)        1,366
                                                          -----------      -----------      -----------      -----------

INCOME (LOSS) BEFORE INCOME TAXES                              (6,631)          (4,456)           1,366           (9,721)

PRO FORMA PROVISION (BENEFIT) FOR
  INCOME TAXES                                                  1,670           (1,669)               -                1
                                                          -----------      -----------      -----------      -----------

PRO FORMA INCOME  (LOSS)                                  $    (8,301)     $    (2,787)     $     1,366      $    (9,722)
                                                          ===========      ===========      ===========      ===========

Pro forma loss per share - basic and diluted              $     (0.68)                                       $     (0.79)
                                                          ===========                                        ===========

Pro forma weighted average shares outstanding                  12,234                                             12,234
                                                          ===========                                        ===========

PRAEGITZER INDUSTRIES, INC.

PRO FORMA STATEMENT OF OPERATIONS
NINE MONTHS ENDED MARCH 31, 1998
(Unaudited) (Amounts in Thousands)
--------------------------------------------------------------------------------------------------------------------------


                                                          Praegitzer                                           Pro forma
                                                          Industries,        Likom PCB        Pro forma         March 31,
                                                                 Inc.          Sdn Bhd      Adjustments             1998
                                                          -----------      -----------      -----------      -----------
Revenue                                                   $   133,339      $     2,137      $         -      $   135,467
Cost of goods sold                                            106,528            2,889                -          109,417
                                                          -----------      -----------      -----------      -----------

       Gross profit (loss)                                     26,811             (752)               -           26,059

Selling, general and administrative expense                    17,166              766                -           17,932
Restructuring charges                                                            1,400                             1,400
                                                          -----------      -----------      -----------      -----------

EARNINGS (LOSS) FROM OPERATIONS                                 9,645           (2,918)               -            6,727

Interest expense                                                2,288              158                -            2,446
Other income (expense)                                            166              (28)               -              138
Minority interest loss                                              -                -            1,521 (1)        1,521
                                                          -----------      -----------      -----------      -----------

INCOME (LOSS) BEFORE INCOME TAXES                               7,523           (3,104)           1,521            5,940

PRO FORMA PROVISION (BENEFIT) FOR
  INCOME TAXES                                                  2,417                -                -            2,417
                                                          -----------      -----------      -----------      -----------

PRO FORMA INCOME  (LOSS)                                  $     5,106      $    (3,104)     $     1,521      $     3,523
                                                          ===========      ===========      ===========      ===========

Pro forma income per share - basic and diluted            $      0.40                                        $      0.27
                                                          ===========                                        ===========

Pro forma weighted average shares outstanding                  12,898                                             12,898
                                                          ===========                                        ===========

PRAEGITZER INDUSTRIES, INC.

NOTES TO PRO FORMA COMBINED STATEMENTS OF OPERATIONS (Unaudited)
--------------------------------------------------------------------------------


Effective April 13, 1998, Praegitzer Industries, Inc. ("Praegitzer") acquired 51% of the outstanding capital stock of Likom PCB Sdn Bhd ("Likom"), a printed circuit board manufacturer located in Malaysia. The acquisition of Likom has been accounted for using the purchase method of accounting. The purchase price is up to $5.2 million Malaysian Ringgit ($1,432,000) based on the currency exchange rate on April 27, 1998, which will consist of the transfer and contribution to Likom over an eighteen-month period ending in October 1999 of third-party software license rights, machinery and equipment currently owned by Praegitzer. At its option Praegitzer may contribute cash in lieu of this property. The unaudited pro forma combined financial statements reflect an adjustment for the recognition of the minority interest. No purchase price adjustments have been recognized as the historical cost of the assets and liabilities approximates the fair value; accordingly, no goodwill has been recognized. The unaudited pro forma balance sheet was prepared as if the transaction had occurred on March 31, 1998, and the pro forma statements of operations were prepared as if the transaction had occurred on July 1 of the respective period.

In the opinion of management of Praegitzer, all adjustments necessary to present fairly such pro forma financial statements have been made. These unaudited pro forma financial statements are not necessarily indicative of what actual results would have been had the transaction occurred at the beginning of the respective period nor do they purport to indicate the results of future operations of Praegitzer.

-------------------

(1) The recognition of the minority interest in the loss from operations during the respective period.

(2) Elimination of the minority interest in the amounts of common stock and accumulated deficit in Likom.